LOSS PER ORDINARY SHARE (Tables)	9 Months Ended
Sep. 30, 2019
LOSS PER ORDINARY SHARE
Schedule of computation of basic and diluted loss per share

	Nine-month periods ended September 30,
	2018	2019

Net loss	(307,357)	(338,421)

Change in redemption value of redeemable preferred shares	—	(17,760)
Cumulative dividend on preferred shares	—	(26,858)
Net loss attributable to ordinary shareholders	(307,357)	(383,039)

Weighted average number of ordinary shares outstanding - basic and diluted	986,825,604	1,089,589,663

Loss per ordinary share - basic and diluted	(0.31)	(0.35)

Schedule of securities excluded from the computation of diluted loss per share

	Nine-month periods ended September 30,
	2018	2019

Share options/restricted shares	55,728,624	49,036,992
Convertible bonds payable	46,527,600	46,527,600
Total	102,256,224	95,564,592